TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 1 Investor Presentation November 19, 2019 Building a Premier Women’s Health Portfolio

2 2 Forward - Looking Statements This presentation by TherapeuticsMD , Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : our ability to maintain or increase sales of our products ; our ability to develop and commercialize IMVEXXY, ANNOVERA, BIJUVA and its hormone therapy drug candidates and obtain additional financing necessary therefor ; whether we will be able to comply with the covenants and conditions under our term loan facility, including the conditions to draw additional tranches there under ; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates ; the length, cost and uncertain results of future clinical trials ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the ability of our licensees to commercialize and distribute our products ; the effects of laws, regulations and enforcement ; the competitive nature of the industries in which we conduct our business ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock ; and the concentration of power in our stock ownership . This non - promotional presentation is intended for investor audiences only .

No Image 3 3 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins The Power of a Women’s Health Portfolio

TherapeuticsMD® (TXMD)

Focused on developing and commercializing products for women throughout their life cycles

	Imvexxy® (estradiol vaginal inserts) 4 mcg · 10 mcg 	Bijuva® 1mg/100mg (estradiol and progesterone) capsules 	Annovera™ (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day 
Key Value Proposition	Easy to use, lowest approved dose, designed to support patient compliance	First and only FDA-approved bio-identical combination product	First and only long-lasting (one year/13 cycles), procedure-free, patient-controlled, reversible birth control product
Affected US Population	32 million women[1,2]	36 million women[4]	43 million women[6]
US TAM Opportunity	>$20B[3]	>$25B[3,5]	$5B[7]
Status	Approved May 29, 2018 Launched August 2018	Approved October 28, 2018 Launched April 2019	Approved August 10, 2018 Test & Learn Introduction: 4Q19 Full scale launch expected: 1Q20

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
3) Based on market pricing of current FDA-approved HT products.
4) Derived from U.S. Census data on women in the age group who normally experience symptoms.
5) Based on pre-WHI annual scripts of FDA-approved HT products.
6) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker.
7) QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. Long acting reversible contraceptive market includes: Nexplanon/Implanon, Mirena family, Paragard and Liletta. Net sales as reported in company filings.

TherapeuticsMD® For Her. For Life.
4

No Image 5 5 The Power of A Women’s Health Portfolio Market Opportunity 1 Overlapping Prescribers & Patients The Power of 3 Even though there are over 400,000 total writers for these products 2 ~26,000 targets we call on represent over 60% of market opportunity for each product 2 REPRODUCTIVE PORTFOLIO MENOPAUSE PORTFOLIO 5.4M units IMVEXXY 15.9M units BIJUVA 28M units ANNOVERA 1) Symphony Health Integrated Dataverse . 2) I QVIA National Prescriber Level Data.

6 6 3Q 2019 Updates

7 7 Trend in Net Revenue Prenatal Vitamin Prenatal Vitamin Prenatal Vitamin Prenatal Vitamin Prenatal Vitamin IMVEXXY IMVEXXY IMVEXXY IMVEXXY IMVEXXY BIJUVA BIJUVA ANNOVERA Licensing Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Revenue Q3 2018 $3.5M Net Revenue Q3 2019 $23.7M Net Revenue Q2 2019 $6.1M

8 8 3Q19 Financial Results - Total Product Revenue Came in at Upper End of Guidance - FDA - Approved Products Net Revenue Prenatal Vitamins Net Revenue Total TXMD Product Net Revenue 3Q2019 Guidance 3Q2019 Financial Results $4.50 - $6.50M $2.25 - $2.50M $6.75 - $9.00M ▪ As our sales force focus shifts to our FDA - approved products and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues $5.7M $2.5M $8.2M

3Q 2019 Key Performance Metrics

IMVEXXY


Imvexxy

- IMVEXXY net revenue totaled $4.8M for 3Q19 (up from $3.1M for 2Q19)
  - Net revenue continues to grow faster than units due to improving adjudication rates
  - TRx increased 26% to 134,000 units for 3Q19 (up from106,000 for 2Q19)
  - Overall adjudication increased to 38% (up from 34% for 2Q19)

BIJUVA


Bijuva

- BIJUVA net revenue totaled $491,000 for 3Q19 (up from $134,000 for 2Q19)
  - TRx increased to 15,800 units for 3Q19 (up from 4,600 for 2Q19)
  - Overall adjudication increased to 45% (up from 34% for 2Q19)

ANNOVERA


Annovera

- ANNOVERA net revenue totaled $400,000 for 3Q19
  - Strong initial commercial net revenue of ~$1,250 per unit with the potential for improvement[1]

[1] $1,250 assumes patients meeting the criteria of 1) commercially insured patient or 2) approved via a Medical Necessity Letter. Does not include cash pay sales.

TherapeuticsMD
For Her. For Life.
9

10 10 14,500 46,500 75,100 106,700 135,000 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Revenue vs. Sales of Units to Patients IMVEXXY NET REVENUE IMVEXXY TRX 53% 27% 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons. IMVEXXY Net Revenue Growth Faster than Unit Growth 55% 42% 137% 61% $2.0M $0.9M $0.2M $4.8M $3.1M

11 11 $134,000 $490,000 4,700 15,800 Q2 2019 Q3 2019 Net Revenue vs. Sales of Units to Patients BIJUVA NET REVENUE BIJUVA TRX BIJUVA Net Revenue Growth Faster than Unit Growth 265% 236% 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.

12 12 ANNOVERA 3Q19 LAUNCH INSIGHTS ▪ ANNOVERA launched late in third quarter with recorded sales of $400,000 ▪ Initial average net revenue of ~$1,250 per unit

13 13 Cash Balance at End of Each Quarter (Millions) $107.4 $154.4 $190.0 $161.6 $122.9 $182.9 $155.3 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

14 14 Proforma Cash Balance at End of Each Quarter with Equity Raise (Millions) $107.4 $154.4 $190.0 $161.6 $122.9 $182.9 $155.3 $77.0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Proforma Cash $232.3M Equity Raise

15 15 Non - Dilutive Term Loan Financing Amount ($) TXMD Company Milestone 1 Contractual Timing Tranche 1 $200M Closing of the facility Completed in April 2019 Tranche 2 $50M Designation of ANNOVERA as a new category of birth control by the U.S. Food and Drug Administration on or prior to December 31, 2019 4Q 2019 Tranche 3 $50M Achieving $11M in net revenues from IMVEXXY, BIJUVA and ANNOVERA for the fourth quarter of 2019 First Quarter of 2020 Audited financials required (Feb/Mar 2020) $200M accessed to date with up to additional $100M through Specific Company Milestones 1. TXMD Company Milestones are draw triggers for additional tranches of funding only and are not affirmative covenants that the company must otherwise meet. Ability to draw additional tranches is also subject to satisfaction (or waiver) of other customary conditions precedent.

16 16 Reaffirm 4Q2019 Financial Guidance FDA - Approved Products Net Revenue Prenatal Vitamins Net Revenue Total TXMD Product Net Revenue 4Q2019 Estimate Important Guidance Notes: ▪ As our sales force focus shifts to our FDA - approved products and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues $11.00 - $13.00M $1.75 - $2.25M $12.75 - $15.25M

17 17 COMMERCIAL UPDATE

18 18 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of Prescriptions filled by patients in period $15 $18 $27 $29 $35 15% 21% 26% 34% 38% 52% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 (Est) CALCULATED IMVEXXY NET REVENUE PER UNIT IMVEXXY OVERALL ADJUDICATION RATE Estimated $48 - $52 IMVEXXY Calculated Net Revenue Per Unit Increases as Adjudication Rates Increases ▪ Start of copay optimization on 10/1/19 increased cost from $35 to $50 for non - covered patients ▪ Cost of copay program anticipated to continue to decrease for 4Q19 ▪ Overall adjudication rate in October increased 14% over 3Q19

19 19 Improvement in Adjudication Rates 2Q19 3Q19 Sept 2019 Oct 2019 Commercial Adjudication % 50% 55% 62% 72% Medicare Part D Adjudication % 8% 12% 13% 17% Overall % 34% 38% 43% 52% ▪ Addition of CVS in September contributing to overall adjudication rates ▪ Adjudication in Commercial Patients at 72% in October

20 20 BIJUVA Calculated Net Revenue Per Unit Increases as Adjudication Rates Increase $29 $31 34% 45% 56% Q2 2019 Q3 2019 Q4 2019 (Est) CALCULATED BIJUVA NET REVENUE PER UNIT BIJUVA OVERALL ADJUDICATION RATE Estimated $40 - $46 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of Prescriptions filled by patients in period ▪ Start of copay optimization on 10/1/19 increased cost from $35 to $50 for non - covered patients ▪ Cost of copay program anticipated to continue to decrease for Q419 ▪ Overall adjudication rate in October increased 11% over Q319

21 21 2Q19 3Q19 Sept 2019 Oct 2019 Commercial Adjudication % 38% 50% 54% 62% Medicare Part D Adjudication % 7% 15% 14% 21% Overall % 34% 45% 49% 56% ▪ Addition of United and OptumRx in August; Cigna in September contributing to overall adjudication rates ▪ Addition of EnvisionRx adjudicating in November Improvement in Adjudication Rates

22 22 ANNOVERA Commercial Payer Update Already Achieved ~62% Unrestricted Access 1 Plan % of Lives 2 Status 3 CVS 16% Adjudicating with no copay as of October 2019 ESI 16% Adjudicating at T3 as of September 2019 United 8% In discussions Anthem 7% Adjudicating at T3, no copay as of August 2019 Prime 6% In discussions OptumRx 6% In discussions Kaiser 5% In discussions Aetna 4% No copay at in network pharmacies for a majority of lives as of October 2019 Cigna 4% Adjudicating at T3 as of August 2019 EnvisionRx 2% Adjudicating as of November 2019 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) and CVS Preventative Drug List 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights New Kaiser Washington covering at no copay New New

23 23 ANNOVERA Status STARTED SOFT - LAUNCH 36 REPS + SALES MANAGEMENT PILLPACK PARTERSHIP LAUNCHED 4Q19 EXPECTED NET REVENUE PER UNIT RANGE $1,250 to $1,400

24 24 Total Addressable Birth Control Market NRx: 28M Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,250 $350M $525M $700M $875M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M Total Addressable FDA Market : 3.8M Total Addressable Compounding Market : 12M Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869 M The Power of the Portfolio Multiple Paths to $1B of Sales Diversified risk with 3 FDA - approved products, creating multiple paths to $1B peak sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B peak sales potential

No Image 25 25 IMVEXXY

26 26 Women are Menopausal More Than One - third of Their Lives 1 1. Parish SJ, et al. Menopause. 2018;25(8):937 - 941. 2. North American Menopause Society. Menopause 101. www.menopause.org/for - women/menopauseflashes/menopause - symptoms - and - treatments/menopause - 101 - a - primer - for - the - perimenopausal. Accessed March 25, 2019. 3. US Census Bureau. http://worldpopulationreview.com/countries/united - states - population/ Accessed April 23, 2019 4. North American Menopause Society. Menopause . 2013;20(9):888 - 902. 5. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 6. Kingsberg SA et al. J Sex Med. 2013;10(7):1790 - 1799. 7. North American Menopause Society. Menopause. 2013;20(9):888 - 902. Vulvar and Vaginal Atrophy ( VVA ) is a chronic and progressive condition and is unlikely to resolve without medical intervention 4,5 Symptoms of VVA may include: 6,7 ▪ Dyspareunia (vaginal pain associated with sexual activity) ▪ Vaginal dryness ▪ Vaginal and/or vulvar irritation/itching/burning ▪ Bleeding with sexual activity ▪ Dysuria (pain when urinating) Genitourinary Symptoms (Vulvar and Vaginal Atrophy) Median age of menopause onset is 51 years 1,2 AGE (YEARS) 40 50 60 90 80 70 82 years is the median life expectancy of women today 3 Vasomotor Symptoms

27 27 The Scope of VVA in the US 64 Million Menopausal Women in the US 1 27 1. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 2 . Kingsberg SA et al. J Sex Med . 2017;14:413 - 424. 3. IMS Health Plan Claims (April 2008 - Mar 2011). menopausal women have symptomatic VVA 2 ~1 i n 2 or ~32M • 18% (~5.7M) are previous VVA therapy users who have discontinued 2 • 25% (~8M) are current/former Over - the - Counter (OTC) therapy users 2 (~16M) have received treatment 2 50% ...but ONLY are Treated with Prescription VVA Therapy 2,3 7% That means 93% are NOT Treated with Prescription VVA Therapy 2,3

28 28 ▪ Small, digitally inserted, softgel vaginal insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience  High patient satisfaction resulting in high refill rates IMVEXXY is “Redefining Relief” A highly effective patient experience supported by strong clinical attributes *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known.

No Image 29 29 Launch Approach Developed to Shift Entrenched Behavior 2020 Drive Share Momentum Through New Writers and Share of Existing Writers 2019 Drive Early Experience for a Differentiated Product Remove Barriers ▪ Open access approach removed barriers from a lack of insurance coverage ▪ $ spent went toward copay program, removed barrier to HCP writing and less expensive than pushing early through DTC ▪ Volume gives negotiating power with insurance company ▪ Patient will experience new product with the goal of being best - in - class treatment option ▪ No new Estrogen product launched since 2000 ▪ Affordability a challenge for patients while insurance builds ▪ Prescribers typically slow writing during this phase because of lack of insurance coverage ▪ Target cream writers and patients ($1B in sales) ▪ Continue DTC to drive new women to therapy and grow writers ▪ Initiatives to lower cost of distribution and increase use of starter packs

30 30 14,500 46,500 75,100 106,700 135,000 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Revenue vs. Sales of Units to Patients IMVEXXY NET REVENUE IMVEXXY TRX 53% 27% 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons. IMVEXXY Net Revenue Growth Faster than Unit Growth 55% 42% 137% 61% $2.0M $0.9M $0.2M $4.8M $3.1M

Imvexxy (estradiol vaginal inserts)

IMVEXXY October Launch Metrics

IMVEXXY Launch Metrics	
Total paid scripts[1] (October 1-31, 2019)	~41,500
Total patients (since launch through October 31, 2019)	~103,900
Total prescribers[2] (since launch through October 31, 2019)	~16,400

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.

[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY.

TherapeuticsMD® For Her. For Life. 31

32 32 Launch Results Remain Strong References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons. 2. Osphena and Intrarosa data sourced from Symphony Health Integrated Dataverse . 3. Vagifem data sourced from IQVIA National Prescriber Level Data. 4. Market share data based on IQVIA prescriber level data plus additional unique patient data identified through utilization of our affordability program. All trademarks are the property of their respective owners. *Month 16 for IMVEXXY is October 2019 % Market Share Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 31,200 37,700 37,500 45,500 44,600 44,900 41,500 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 Market Share 0.0% 1.3% 1.9% 2.7% 3.0% 4.0% 4.9% 5.7% 6.0% 6.6% 7.7% 7.9% 9.0% 8.8% 9.1% 8,400 19,800 28,100 37,500 44,600 44,900 41,500 8,800 21,000 28,700 43,200 47,900 52,600 48,700 57,700 56,500 1.9% 4.0% 6.0% 7.9% 9.1% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison *Month 16 for IMVEXXY is October 2019 % Market Share

33 33 Continued Strong Patient Adherence IMVEXXY: 4.0 fills/yr 3 (through Oct) • Vaginal creams: average 1.5 fills/yr 4 • Vaginal tablets: average 3.5 fills/yr 4 IMVEXXY Patient Adherence 1,2 Month Initial Prescription Filled Average # Fills for Those Patients Maximum Allowable Fills Given the Month of Initial Fill Oct 2019 1 Fill 1 Fill Sep 2019 1.7 Fills 2 Fills Aug 2019 2.3 Fills 3 Fills Jul 2019 2.9 Fills 4 Fills Jun 2019 3.3 Fills 5 Fills May 2019 3.7 Fills 6 Fills Apr 2019 4.3 Fills 7 Fills Mar 2019 4.8 Fills 8 Fills Feb 2019 5.2 Fills 9 Fills Jan 2019 5.7 Fills 10 Fills Dec 2018 6.0 Fills 11 Fills Nov 2018 6.7 Fills 12 Fills Oct 2018 6.8 Fills 13 Fills Sep 2018 7.2 Fills 14 Fills Aug 2018 8.5 Fills 15 Fills 1) Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2) Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utiliza tio n of our affordability program. 3) Average number of fills for all patients is calculated as Total Rx / Total Patients. 4) Total Rx/Patient Count Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 6.7 fills from November 2018 through October 2019

34 34 Value of Additional Fills Percent of market based on patient count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M 6 Fills/year 5 Fills/year 4 Fills/year Percent of market based on patient Count of 2.3M and 5 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $230M $322M $414M $506M $100 $287.5M $402.5M $517.5M $632.5M Percent of market based on patient count of 2.3M and 6 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $276M $386.4M $496.8M $607.2M $100 $345M $483M $621M $759M Market opportunity is calculated by multiplying the number of patients on products annually times the market share times the ave rage number of fills per patient per year times the average potential net revenue per unit. At $100 average net revenue, the value pe r fill ranges from $57M to $126M, depending on market share.

35 35 The VVA Market Exceeds $1.7B Gross Revenue Annually Product 12 Months through June 2019 Total Units 1 Gross Dollars for 2018 1 Estrace ® Cream Brand & Generics 2,000,000 $554,450,000 Premarin® 1,190,000 $460,760,000 Vagifem ® Brand & Generics 1,500,000 $454,550,000 Estring® 259,000 $114,360,000 Osphena ® 217,000 $75,910,000 Intrarosa ® 209,000 $46,940,000 2018 Value of the VVA Market $1,700,000,000 1) Symphony Health Solutions PHAST Data powered by IDB; MBS dollars. All trademarks are the property of their respective owners.

36 36 Commercial Payer Status Achieved ~68% Unrestricted Commercial Access 1 9 of the Top 10 Commercial Payers Secured Plan % of Lives 2 Status 3 CVS 16% Adjudicating as of September 2019 ESI 16% Adjudicating as of 10/1/18 United 8% Adjudicating as of 3/1/19 Anthem 7% Adjudicating as of August 2018 Prime 6% Adjudicating as of 1/1/19 OptumRx 6% Adjudicating as of 1/1/19 Kaiser 5% In discussions Aetna 4% Adjudicating as of 1/1/2020 on a majority of plan designs Cigna 4% Adjudicating as of 12/15/18 EnvisionRx 2% Adjudicating as of 1/1/19 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) 2 Plan numbers as of October 2019 2 Adjudication status from MMIT November 2019 and Account Insights New New

37 37 Medicare Part D Payer Status Additional Decisions Expected This Quarter Plan % of Lives 2 Status 3 United 21% Adjudicating as of 2/1/19 Humana 18% Decision expected 4Q19 CVS Caremark 14% Decision expected 4Q19 Wellcare with Aetna lives 14% Decision expected 4Q19 Express Scripts/ Cigna 8% Decision expected 4Q19 Kaiser 4% Adjudicating maintenance pack as of 10/1/18 and starter pack as of 3/1/19 Anthem 3% Decision expected 4Q19 Envision 1% Decision expected 4Q19 Top 8 Plans Account for ~ 83 % of all Medicare Part D Pharmacy Lives 1 Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights

38 38 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of Prescriptions filled by patients in period $15 $18 $27 $29 $35 15% 21% 26% 34% 38% 52% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 (Est) CALCULATED IMVEXXY NET REVENUE PER UNIT IMVEXXY OVERALL ADJUDICATION RATE Estimated $48 - $52 IMVEXXY Calculated Net Revenue Per Unit Increases as Adjudication Rates Increases ▪ Start of copay optimization on 10/1/19 increased cost from $35 to $50 for non - covered patients ▪ Cost of copay program anticipated to continue to decrease for 4Q19 ▪ Overall adjudication rate in October increased 14% over 3Q19

39 39 Improvement in Adjudication Rates 2Q19 3Q19 Sept 2019 Oct 2019 Commercial Adjudication % 50% 55% 62% 72% Medicare Part D Adjudication % 8% 12% 13% 17% Overall % 34% 38% 43% 52% ▪ Addition of CVS in September contributing to overall adjudication rates ▪ Adjudication in Commercial Patients at 72% in October

40 40 Target Adjudication Rate * Over Time for IMVEXXY Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 4% 62% 33% % Adjudicated 0% 55% 12% Contribution to Overall Adjudication Rate 0% 34% 4% Overall Adjudication Rate 38% (up from 34% 2Q19) 3Q 2019 Actuals Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 62% 35% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 47% 23% Overall Adjudication Rate 70% Target Overall Adjudication of 70% in Second Half 2020 before Optimization Complete *Adjudication Rate= Percent of Business multiplied by percent of claims being covered. Step 1 Step 2 Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 62% 35% % Adjudicated 0% 87% 87% Contribution to Overall Adjudication Rate 0% 54% 31% Overall Adjudication Rate 85% Target Overall Adjudication of 85% as Optimization is Complete Step 3

IMVEXXY Product Characteristics Compare Favorably[1-9]

	Estrogens				Non-estrogens	
Product	Estrace® Cream (estradiol vaginal cream, USP, 0.01%)[1]	Premarin® (conjugated estrogens) Vaginal Cream[2]	Vagifem® (estradiol vaginal inserts)[4]	IMVEXXY® (estradiol vaginal inserts)[5]	Intrarosa® (prasterone) vaginal inserts[7]	Osphena® (ospemifene) tablets, for oral use[8]
						
	Allergan	Pfizer		TherapeuticsMD	amag	DUCHESNAY USA
FDA approval	1984	1978	1999	2018	2016	2013
TRx MSB Dollars of Brand & Generic 2018[9]	$540,000,000	$462,226,000	$420,030,000	$44,000,000	$35,001,000	$73,908,000
2018 Total Units[9]	1,902,000	1,220,000	1,500,000	205,500 (10 months)	169,000	218,000
Method of administration	Vaginal cream	Vaginal cream	Vaginal insert	Vaginal insert	Vaginal insert	Oral tablet
Application	Reusable vaginal applicator- cream	Reusable vaginal applicator- cream	Disposable vaginal applicator- tablet	No applicator needed- softgel vaginal insert	Disposable vaginal applicator- bullet insert	Oral daily tablet
Active ingredient	100 mcg estradiol	625 mcg/g conjugated equine estrogens	10 mcg estradiol	4 mcg or 10 mcg estradiol	6,500 mcg prasterone	60,000 mcg ospemifene
Average maintenance dose	100 mcg 2x/week	312.5 mcg 2x/week	10 mcg 2x/week	4 mcg or 10 mcg 2x/week	6,500 mcg daily	60,000 mcg daily
WAC package price (2019)[10]	$344.78 (42.5-g tube)	$373.56 (30-g tube)	$170.16 (8 tablets)	$180.00 (8 softgel capsules)	$202.00 (28 inserts)	$648.00 (90 tablets)
WAC 28-day supply (2019)[10]	$97.35	$130.75	$170.16	$180.00	$202.00	$201.60

References: 1. Estrace Vaginal Cream [package insert]. Irvine, CA: Allergan USA, Inc.; 2017. **2.** Premarin Vaginal Cream [package insert]. Philadelphia, PA: Wyeth Pharmaceuticals Inc., a subsidiary of Pfizer Inc.; 2017. **3.** Estring [package insert]. New York, NY: Pharmacia & Upjohn Company LLC, a subsidiary of Pfizer Inc.; 2017. **4.** Vagifem [package insert] Plainsboro, NJ: Novo Nordisk Inc.; 2017. **5.** IMVEXXY [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. **7.** Intrarosa [package insert]. Waltham, MA: AMAG Pharmaceuticals, Inc.; 2017. **8.** Osphena [package insert]. Florham Park, NJ: Shionogi Inc.; 2015. **9.** Symphony Health Solutions PHAST Data powered by IDV; Annual 2018 and Imvexxy is 10 months data through May 2019 [a. [2017 Estrace and generics (Teva, Mylan, Impax & Alvogen) and 2017 Vagifem, Yuvafem (authorized generic of Vagifem), and Teva generic] **10.** AnalySource. January 2019.

There have been no head-to-head trials between IMVEXXY and any of the products listed above.
All trademarks are the property of their respective owners.
Abbreviations: WAC, wholesale acquisition cost.

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42 42 • Improve mix of starter and maintenance packs • Increase Average Selling Price (ASP) • Increase copay for those without insurance • Set limits on patients with high deductibles • Negotiate lower rates as volume increases by leveraging portfolio of products (ANNOVERA) • Direct sales opportunities IMVEXXY Model Different Than Typical Pharmaceutical Launch Gross Revenue Patient Copay Assistance Wholesale Costs Pharmacy Discounts Payer Rebates Returns, Allowances & Other Accruals Where We Focused Net Revenue Cost of Sales Gross Margin Sales & Marketing Cost Copay Assistance substituted for Marketing Cost How to Optimize GTN

43 43 Example : How a Prescription is Paid & the Impact on Manufacturer Column A Column B Column C Column D No Insurance or Patient’s Insurance Doesn’t Cover Product Yet Commercial Insurance Used w/ Patient Deductible Not Yet Met & High Deductible Plans Commercial Insurance Used w/ Average Copay Medicare Part D Insurance Used w/ Average Copay Payment from Copay Card (cost to Manufacturer) $185 $200 $40 $0 Payment from Insurance Company $0 $0 $160 $195 Payment from Patient $ 50 $ 35 $ 35 $ 40 Total Amount Received by Pharmacy $235 $235 $235 $235 ▪ For columns A and B, the copay card covers most of the cost of the product for the patient ▪ For columns C and D, the insurance company pays most of the cost of the product for the patient

No Image 44 44 BIJUVA

45 45 Product Development Rationale ▪ 2002 Women’s Health Initiative (WHI) study showed that the long - term use of certain synthetic hormones (a combination of medroxyprogesterone acetate and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots – Prior to BIJUVA, all FDA - approved combination hormonal products contain a synthetic progestin and not a bio - identical progesterone ▪ After WHI, women and healthcare providers shifted to bio - identical hormone therapy as an alternative despite estradiol and progesterone combinations being unapproved drugs for use together ▪ Compounding filled the need for bio - identical hormone therapy ▪ All the major medical societies and the FDA encourage the prescribing of FDA approved hormones » NEED FOR AN FDA - APPROVED COMBINATION BIO - IDENTICAL HORMONE THEREAPY

Hormone Therapy Options for Vasomotor Symptoms Before BIJUVA

After WHI (2002), a majority of women and clinicians shifted to bio-identical hormone therapy[1]

FDA-APPROVED		NOT FDA-APPROVED
Combination Synthetic Estrogens + Progestins[2]	**Separate Bio-identical Estradiol & Progesterone**	**Compounded Bio-identical Estradiol + Progesterone**
~ 2.5 million total annual prescriptions[3]	~ 3.9 million total annual prescriptions (each)[1]	12 - 18 million total annual prescriptions[4]
Prempro®, Activella®, Angeliq®, Femhrt®, Climara Pro®, Combipatch®	Oral or transdermal estradiol & Prometrium®	Compounded estradiol + progesterone
FDA-approved	Not FDA-approved to be used together	Not FDA-approved
1 copay	2 copays	Often not covered by insurance
Insurance coverage	Insurance coverage	Almost 100% out of pocket

➢ **NEED FOR AN FDA-APPROVED COMBINATION BIO-IDENTICAL HORMONE THERAPY**

1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018
2) Products include synthetic progestin with synethetic or bio-identical estrogen.
3) Includes the following drugs: Activella®, FemHRT®, Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®
4) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications

All trademarks are the property of their respective owners.

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Bijuva

BIJUVA is indicated in a woman with a uterus for the treatment of moderate to severe vasomotor symptoms due to menopause

KEY CLINICAL ATTRIBUTES

- First and only bio-identical combination of estradiol to reduce moderate to severe hot flashes combined with progesterone to help reduce the risk to the endometrium
- Strong efficacy and safety data
- Sustained steady state of estradiol
- No clinically meaningful changes in weight or blood pressure*
- No clinically meaningful changes in coagulation or lipid parameters*
- No clinically meaningful changes in mammograms*
- Clinically meaningful improvements in quality of life and sleep disturbance data*
- High desired amenorrhea rates (no bleeding)*

OTHER KEY ATTRIBUTES

- Once-a-day single oral softgel capsule – only continuous combined progesterone and estradiol product
- No peanut oil unlike other FDA-approved progesterone products
- One prescription, one copay
- BIJUVA is available in blister packages containing 30 capsules

*Based on a 1-year clinical study

References:
BIJUVA [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. Lobo RA, et al. *Obstet Gynecol.* 2018;132(1):161-170. Lobo RA, et al. North American Menopause Society Annual Meeting, October 3 – 6, 2018, San Diego, CA, USA, abstract number S-2.

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48 48 $134,000 $490,000 4,700 15,800 Q2 2019 Q3 2019 Net Revenue vs. Sales of Units to Patients BIJUVA NET REVENUE BIJUVA TRX BIJUVA Net Revenue Growth Faster than Unit Growth 265% 236% 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.

Bijuva 1mg/100mg
(estradiol and progesterone) capsules

BIJUVA October Launch Metrics

BIJUVA Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through October 31, 2019)	~26,900
Total paid scripts (October 1-31, 2019)	~6,500
Total patients (since launch through October 31, 2019)	~11,300
Total prescribers[2] (since launch through October 31, 2019)	~4,200

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes up to two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for BIJUVA.

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50 50 BIJUVA Commercial Payer Update Additional Coverage Decisions Expected This Quarter Plan % of Lives 2 Status 3 CVS 16% In discussions ESI 16% Adjudicating as of 4/19/19 United 8% Adjudicating as of 8/1/19 Anthem 7% In discussions Prime 6% In discussions OptumRx 6% Adjudicating as of 8/1/19 Kaiser 5% In discussions Aetna 4% Adjudicating as of 4/2019 Cigna 4% Adjudicating as of 9/2019 EnvisionRx 2% Adjudicating as of 11/2019 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: BIJUVA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. Achieved ~55% Unrestricted Commercial Access 1 6 of the Top 10 Commercial Payers Secured 1 1 MMIT November 2019 and Account Insights 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights New New

51 51 BIJUVA Calculated Net Revenue Per Unit Increases as Adjudication Rates Increase $29 $31 34% 45% 56% Q2 2019 Q3 2019 Q4 2019 (Est) CALCULATED BIJUVA NET REVENUE PER UNIT BIJUVA OVERALL ADJUDICATION RATE Estimated $40 - $46 * Calculated Net Revenue per Unit = GAAP Net Revenue divided by number of Prescriptions filled by patients in period ▪ Start of copay optimization on 10/1/19 increased cost from $35 to $50 for non - covered patients ▪ Cost of copay program anticipated to continue to decrease for Q419 ▪ Overall adjudication rate in October increased 11% over Q319

52 52 2Q19 3Q19 Sept 2019 Oct 2019 Commercial Adjudication % 38% 50% 54% 62% Medicare Part D Adjudication % 7% 15% 14% 21% Overall % 34% 45% 49% 56% ▪ Addition of United, OptumRx in August and Cigna in September contributing to overall adjudication rates Improvement in Adjudication Rates

53 53 Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 5% 89% 6% % Adjudicated 0% 50% 15% Contribution to Overall Adjudication Rate 0% 44% 1% Overall Adjudication Rate 45% (up from 34% 2Q19) 3Q 2019 Actuals Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 89% 8% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 67% 5% Overall Adjudication Rate 72% Target Overall Adjudication in Second Half 2020 before Optimization Complete *Adjudication Rate= Percent of Business multiplied by percent of claims being covered. Step 1 Step 2 Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 89% 8% % Adjudicated 0% 87% 87% Contribution to Overall Adjudication Rate 0% 78% 7% Overall Adjudication Rate 85% Target Overall Adjudication as Optimization is Complete Step 3 Target Adjudication Rate * Over Time for BIJUVA

54 54 Market Opportunity Market opportunity is calculated by multiplying the annual addressable market units (3.9M units of FDA - approved E+P plus the low - end of the estimated compounded market of 12M prescriptions) times the market share times the average potential net revenue per u nit . Total Addressable FDA Market: 3.9M Total Addressable Compounding Market: 12M Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869M

55 55 BIJUVA Update ▪ TXMD plans to submit a New Drug Application (NDA) supplement for the 0.5/100 mg dose of BIJUVA to FDA for approval ▪ After meeting with FDA, TXMD plans to submit an NDA efficacy supplement using existing REPLENISH Phase 3 data with new analyses ▪ Anticipate no new clinical trials required ▪ Plan to submit efficacy supplement in 4Q19 ▪ 10 month PDUFA date expected if the efficacy supplement is accepted for review ▪ Similar to IMVEXXY, TXMD expects majority of prescriptions to be the higher dose (1/100 mg) ▪ We believe a subset of healthcare providers would prescribe a lower dose option when titrating patients off of hormone replacement therapy (HRT), specifically in the BIO - IGNITE channel Plan to Submit BIJUVA 0.5/100 mg Dose Reason for Submission

56 56 PROCESS & STATUS National Reach 155 Live Accounts 2,235 High Tier Targets 109 Contracting In Vetting Process 57 Live Accounts 155 In Contracting Process 109 Pharmacy Targeting New

No Image 57 57 ANNOVERA

No Image 58 58 U.S. Contraceptive Market $5B U.S. net sales 1 ~ 90mm annual scripts to ~20 million women 2 Complete control but no long acting benefits Long - acting benefits without a procedure offering complete control over fertility and menstruation Long - acting benefits but requires a procedure and does not offer complete control 1. QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. 2. Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 , 2017 Oral contraceptives continue to lose market share (CAGR - 4.2% 2012 to 2017) to long acting methods 1

ANNOVERA Key Attributes

- **Only FDA-approved long-lasting reversible birth control that doesn't require a procedure or repeat visit**
  - Empowers women to be in control of their fertility and menstruation
  - ANNOVERA is the only user-directed single 1-year (13-cycles) birth control product (used in repeated cycles for 3-weeks in/1-week out)
- **Ultra-low dose 13 mcg ethinyl estradiol**
- **Only product with new progestin - segesterone acetate[1]**
  - No androgenic, estrogenic, or glucocorticoid effects at contraceptive doses*
- **As effective as a pill without the daily hassle**
- **High patient satisfaction in a phase 3 clinical trial acceptability study of 905 women[2]**
  - ~90% overall satisfaction, adherence (94.3%) and continuation (78%)
- **Soft, pliable ring**
- **Does not require refrigeration**
- **Demonstrated acceptable side effect profile including low rates of discontinuation related to irregular bleeding (1.7%)****

*Based on pharmacological studies in animals and in vitro studies. The clinical significance of these data is not known.

**In clinical trials, 12% of participants discontinued due to an adverse reaction.

1. Narender Kumar, Samuel S. Koide, Yun-Yen Tsong, and Kalyan Sundaram. 2000. *"Nestorone: a Progestin with a Unique Pharmacological Profile,"* Steroids 65: 629-63
2. Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.

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60 60 ANNOVERA Patient Types ▪ Broadest based product – a single contraceptive product for most patient and prescriber types • Benefits for the diversity of women – supports patient preference • Amenable to women of all ages and demographics 1 • Available to all prescribers – no special training, equipment, or inventory ▪ Control of both fertility and menstruation 2 ▪ Self - administered, long - lasting benefits with immediate reversibility (without requiring a procedure for insertion and removal like IUDs or Implants) 1 ANNOVERA has not been adequately studied in females with a BMI > 29 kg/m2 2 When left in place 21 days and removed 7 days per cycle Nulliparous women and those not in monogamous relationships Ideal for adolescents who don’t want to take a product everyday, but don’t want a procedure Between children – birth spacing College women – no need for monthly refills Women in the military – control fertility and menstruation for 1 year (13 cycles)

61 61 ANNOVERA Status STARTED SOFT - LAUNCH 36 REPS + SALES MANAGEMENT PILLPACK PARTERSHIP LAUNCHED 4Q19 EXPECTED NET REVENUE PER UNIT RANGE $1,250 to $1,400

62 62 ▪ Commercial payer environment for contraceptives provides patient affordability without the need for a TXMD open access program ▪ In 2012, the Affordable Care Act (ACA) required all health insurances to cover, without cost - sharing, the full range of contraceptive methods and services approved by the FDA as prescribed for women – 18 methods of birth control – at least one product in each method without a generic equivalent must be covered with no patient out - of - pocket costs – If a provider recommends a specific option or product, plans must cover it at no cost – ANNOVERA does not have a generic equivalent, creating a strong dynamic for coverage in all 50 states ▪ Affordable Care Act Implementation (Part XXVI) specifies: – “ I f an individual’s attending provider recommends a particular service or FDA - approved item based on a determination of medical necessity with respect to that individual, the plan or issuer must cover that service or item without cost sharing. The plan or issuer must defer to the determination of the attending provider.” – Typical response within 48 hours on decision ANNOVERA Unique Commercial Payer E nvironment

63 63 ANNOVERA Commercial Payer Update Already Achieved ~62% Unrestricted Access 1 Plan % of Lives 2 Status 3 CVS 16% Adjudicating with no copay as of October 2019 ESI 16% Adjudicating at T3 as of September 2019 United 8% In discussions Anthem 7% Adjudicating at T3, no copay as of August 2019 Prime 6% In discussions OptumRx 6% In discussions Kaiser 5% In discussions Aetna 4% No copay at in network pharmacies for a majority of lives as of October 2019 Cigna 4% Adjudicating at T3 as of August 2019 EnvisionRx 2% Adjudicating as of November 2019 Top 10 Plans Account for ~74% of all Commercial Pharmacy Lives 1 Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 MMIT November 2019 (Account Insights) and CVS Preventative Drug List 2 Plan numbers as of October 2019 3 Adjudication status from MMIT November 2019 and Account Insights New Kaiser Washington covering at no copay New New

64 64 ANNOVERA Commercial Payer Update Fast Uptake in Regional Plans Selected Regional Plan Coverage Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of October 2019 2 MMIT October 2019 and Account Insights Plan % of Lives 1 Status 2 MC - Rx (ProcareRx) 0.64% Adjudicating as of April 2019 Magellan Rx 0.4% Adjudicating as of August 2019 BCBS of Massachusetts 0.47% Adjudicating at no copay as of August 2019 EmblemHealth 0.26% Adjudicating at no copay as of September 2019 Excellus 0.24% Adjudicating as of September 2019 Wellmark 0.23% Adjudicating as of August 2019 Harvard Pilgrim 0.18% Adjudicating at no copay as of August 2019 Independent Health Association 0.06% Adjudicating as of August 2019 Geisinger 0.05% Adjudicating at no copay as of October 2019 BC of Idaho 0.00% Adjudicating at no copay as of September 2019 Summacare 0.00% Adjudicating at no copay as of September 2019 Clear Script PBM 0.00% Adjudicating as of August 2019 Univera Healthcare 0.00% Adjudicating as of August 2019 New

65 65 ANNOVERA SUMMARY ▪ A new long - lasting reversible contraception that is procedure - free ▪ Empowers women to be in control of their fertility and menstruation ▪ Non - androgenic progestin - segesterone acetate 1 - No androgenic, estrogenic or glucocorticoid effects at contraceptive doses * - Highest anti - ovulatory potential of available progestins ▪ One of the lowest average daily release ethinyl estradiol – 13 mcg/day ▪ High patient satisfaction (~90%) ▪ No alteration in vaginal ecosystem or increased occurrence of vaginal infections in a substudy with 13 cycles of use * Based on pharmacological studies in animals and in vitro studies. The clinical significance of these data is not known. 1. Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “ Nestorone : a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 63 .

66 66 ANNOVERA Market Opportunity Total Addressable Birth Control Market NRx : 28M Average Net Revenue / Unit 1.0% Total Addressable Birth Control Market NRx 1.5% Total Addressable Birth Control Market NRx 2.0% Total Addressable Birth Control Market NRx 2.5% Total Addressable Birth Control Market NRx $1,000 $280M $420M $560M $700M $1,250 $350M $525M $700M $875M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B ANNOVERA Net Revenue Opportunity ▪ Strong initial commercial net revenue of ~$1,250 per unit with the potential for improvement 1 Current 1 $1,250 assumes patients meeting the criteria of 1) commercially insured patient or 2) approved via a Medical Necessity Letter. Does not include cash pay sales. Addressable NuvaRing Market NRx : 1.2M Average Net Revenue / Unit 25% NuvaRing Market NRx 35% NuvaRing Market NRx 45% NuvaRing Market NRx 55% NuvaRing Market NRx $1,000 $300M $420M $540M $660M $1,250 $375M $525M $675M $825M $1,500 $450M $630M $810M $990M $1,750 $525M $735M $945M $1.15B

67 67 ANNOVERA Deal Terms ▪ Upon FDA approval: $20M ▪ First commercial batch release: $20M ▪ $200M in cumulative net sales: $40M ▪ $400M in cumulative net sales: $40M ▪ $1B in cumulative net sales: $40M Milestone Payments Royalty % Step structure: ▪ Annual net sales < $50M: 5% ▪ Annual net sales > $50M and < $150M: 10% ▪ Annual net sales > $150M: 15% ▪ TXMD and Population Council jointly responsible for one observational PMR study * Additional Cost Considerations *Costs exceeding $20M to be shared with Population Council

ANNOVERA Key Attributes

	Oral Contraceptives	Vaginal Ring NuvaRing®	Contraceptive Injection	Vaginal System ANNOVERA™	IUDs
Duration of Action	Daily pill intake	1 month (21/7 regimen)	3 months	1 year (21/7 regimen)	3-10 years
Patient Control	Stop at any time	Removable at any time	Stop at any time, but residual effects for 3 months	Removable at any time	Procedure required
Nulliparous Women	Yes	Yes	Yes	Yes	Not universally acceptable
Product Administration	Oral intake	Patient administered Flexible vaginal ring	Physician in-office injection every 3 months	Patient administered Soft and pliable ring-shaped vaginal system	Physician in-office procedure for insertion and removal
Patient Convenience	Daily pill presents compliance and adherence risks; potential increase in unplanned pregnancies	Monthly pharmacy visit	Physician in-office injection, prescriber stocking required	Annual pharmacy visit	Physician in-office procedure, prescriber stocking required
Healthcare Provider Convenience	Filled at pharmacy	Filled at pharmacy; Refrigeration required prior to being dispensed	Prescriber required to hold inventory	Filled at pharmacy; No refrigeration; No inventory or capital outlay	Prescriber required to hold inventory
Yearly WAC	Lo Loestrin® Fe: $1,829.36	NuvaRing® $2,114.19	Depo-Provera® $799.12	$2,000	Liletta® $749.40 + $425.25 for insertion/removal Plus office visits and screenings

All trademarks are the property of their respective owners.

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69 69 Top Contraceptive Products Based on Revenue $750 $528 $495 $722 $0 $300 $600 $900 MIRENA® IUD FAMILY (INCLUDES MIRENA, KYLEENA® & SKYLA®) LO LOESTRIN® FE BIRTH CONTROL PILL NEXPLANON® IMPLANT NUVARING® 2018 Net Revenue (Millions) Net Revenue (M) This includes 3 Company filings; Net sales as reported in 2018 company filings All trademarks are property of their respective owners .

70 70 Total Addressable Birth Control Market NRx: 28M Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,250 $350M $525M $700M $875M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M Total Addressable FDA Market : 3.8M Total Addressable Compounding Market : 12M Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869 M The Power of the Portfolio Multiple Paths to $1B of Sales Diversified risk with 3 FDA - approved products, creating multiple paths to $1B sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B sales potential

No Image 71 71 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins The Power of a Women’s Health Portfolio